UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

INNOVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 REHCO ROAD, SAN DIEGO, CA 92121		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	INNV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Innovus Pharmaceuticals, Inc. (the “Company”) held its 2019 annual meeting of stockholders on May 28, 2019 (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 30, 2019.

At the close of business on April 25, 2019, the record date of the Annual Meeting, the Company had 2,581,486 shares of common stock issued and outstanding. The holders of a total of 1,402,506 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting

(a)	To elect Director nominees named below to serve until the 2020 Annual Meeting of Stockholders. The named nominees were so elected, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

Nominee	For	Withheld	Broker Non-Vote
Dr. Bassam Damaj	978,414	415,803	8,289
Dr. Henry Esber	981,576	412,641	8,289
Vivian Liu	988,431	405,786	8,289
Dr. Ziad Mirza	994,661	399,556	8,289
Dean Nuhaily	991,491	402,726	8,289

(b)

To ratify the selection by the Audit Committee of the Company’s Board of Directors of Hall & Company, Inc as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
1,057,999	339,234	5,273	0

(c)	To provide an advisory vote on executive compensation. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
912,533	463,284	18,400	8,289

(d)	To approve the 2019 Equity Incentive Plan. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
936,170	446,408	11,639	8,289

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.

	By:	/s/ Randy Berholtz
Randy Berholtz Executive Vice President, Corporate Development and General Counsel
Date: May 28, 2019